<PAGE 1>

               AMENDMENT NUMBER TWO TO LOAN AGREEMENT

     This Amendment Number Two to Loan Agreement (the "Amendment") is made this 26th day of October, 1998 by and between DATARAM CORPORATION, a New Jersey corporation, having an address at Route 571, Princeton Road, West Windsor Township, New Jersey (the "Borrower") and FIRST UNION NATIONAL BANK, successor by merger to CORESTATES BANK, N.A., having an address at 370 Scotch Road, West Trenton, NJ 08628 (the "Bank").

                              BACKGROUND

     WHEREAS, the Borrower and the Bank entered into a certain Loan Agreement dated October 27, 1994 (the "Agreement"), as amended by Amendment Number One to Loan Agreement dated November 1, 1996, and by the Letter Agreement dated October 22, 1997;

     WHEREAS, the Borrower and the Bank have agreed to amend the Agreement to maintain the amount of the Revolver Credit Advance Limit at $12,000,000 until October 31, 1999, then decrease the Revolver Credit Advance Limit to $6,000,000 on November 1, 1999, extend the Revolving Credit Maturity Date to October 31, 2000 and correct the Agreement as hereinafter set forth.

     WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1     The Revolving Credit Maturity Date is hereby extended
to October 31, 2000.  To that end, the definition of Revolving
Credit Maturity Date contained in Section 1.02 of the Agreement is hereby amended to read in its entirety as follows:

      "Revolving Credit Maturity Date" means October 31, 2000.

     2. The amount of the Revolver Credit Advance Limit is maintained at $12,000,000 until October 31, 1999, then decreased to $6,000,000 on November 1, 1999 until the Revolver Credit Maturity Date. To that end, the definition of Revolving Credit Advance Limit contained in Section 1.02 of the Agreement is hereby amended to read in its entirety as follows:

            "Revolving Credit Advance Limit" means the sum of Twelve Million Dollars ($12,000,000) through October 31, 1999 and the sum of Six Million Dollars ($6,000,000) from November 1, 1999 until the Revolving Credit Maturity Date.


<PAGE 2>

     3. The Borrower shall execute and deliver to the Bank a replacement revolver note of the Borrower in substantially the form attached as Exhibit A-1 (the "Second Replacement Revolver Note") to evidence the indebtedness of the Borrower for the Revolving Credit Advances by the Bank. The Second Replacement Revolver Note shall replace and supersede the Revolver Note and the Replacement Revolver Note, but shall not extinguish the Borrower's unconditional obligation to repay the indebtedness evidenced by the Revolver Note of the Borrower to the Bank dated October 27, 1994 and the Replacement Revolver Note of the Borrower to the Bank dated November 1, 1996. All references in the Agreement to the Revolver Note shall henceforth be deemed to refer to the Second Replacement Revolver Note.

     4. The effectiveness of this Amendment is conditioned upon the Bank's receipt of the following documents:

     (A)     This Amendment Number Two to Loan Agreement;

     (B)     Second Replacement Revolver Note;

     (C) Certified Resolutions of the Board of Directors of the Borrowers authorizing the execution of this Amendment; and

     5. Representations and Warranties. The Borrower has taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment and the Second Replacement Revolver Note. This Amendment and the Second Replacement Revolver Note is, or when executed by the Borrower and delivered to the Bank will be, duly executed and constitute the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower hereby ratifies and confirms the representations and warranties of the Borrower set forth in
Article V of the Agreement (as updated to reflect Borrower's most recent financial statements) as being true and correct on the date hereof.

     6. Borrower Remains Liable. Nothing contained herein shall release, satisfy or extinguish any existing obligations of Borrower to Bank. Borrower hereby confirms that each of the existing loan documents and all collateral, liens, mortgages, security interests and pledges created by Borrower and described therein continue unimpaired and in full force and effect.

     7. Indemnity. Borrower agrees to indemnify Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Amendment.

     8. Waivers. The Bank waives any default or Event of Default existing on or prior to the date hereof which is cured or which would not have occurred or arisen if the amendments set forth herein had taken retroactive effect on the date of the Agreement.

     9. Incorporation of Amendment. The parties hereto acknowledge and agree that this


<PAGE 3>

Amendment is incorporated into and made a part of the Agreement and the other existing loan documents, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, continue unchanged and in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Agreement and the other existing loan documents, the terms and provisions hereof shall control.

     10. Year 2000 Compatibility. Borrower shall take all action necessary to assure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

     11.      Miscellaneous.

     (a) Headings. The section headings contained in this Amendment are included for convenience of reference only and shall not be used to interpret any provision of this Amendment.

     (b) Governing Law. The laws of the State of New Jersey shall govern the construction of this Amendment and the rights and remedies of the parties thereto. The provisions hereof are severable and the validity or unenforceability of any provision shall not effect or impair the remaining provisions which shall continue in full force and effect. This Amendment shall bind the parties hereto and their respective successors and assigns.

     (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     (d) Third Parties. No rights are intended to be created hereunder for the benefit of any third party, creditor or incidental beneficiary.

     IN WITNESS WHEREOF, the parties have caused the Amendment to be executed as of the date first above written.

ATTEST:                           DATARAM CORPORATION,
                                  a New Jersey corporation

By:__________________________     By:____________________________
   __________________________        ____________________________
   Print Name and Title                Print Name and Title

                    [Signatures Continued on Next Page]

ATTEST:                              FIRST UNION NATIONAL BANK



<PAGE 4>

By:__________________________     By:___________________________
   __________________________        ____________________________
Print Name and Title              Print Name and Title



<PAGE 5>

                            EXHIBIT A-1
                              SECOND
                            REPLACEMENT
                           REVOLVER NOTE


$12,000,000.00                              Princeton, New Jersey
                                            October 26, 1996


     FOR VALUE RECEIVED, DATARAM CORPORATION, a New Jersey corporation, having an address at Route 571, Princeton Road, West Windsor Township, New Jersey 08543 ("Borrower") , promises to pay to the order of FIRST UNION NATIONAL BANK, successor by merger to NEW JERSEY NATIONAL BANK, a national banking association, having its principal office at 360 Scotch Road, West Trenton, NJ 08628 ("Bank"), at its offices or at such other address as may hereafter be specified by Bank, in lawful money of the United States of America, the principal sum of TWELVE MILLION DOLLARS ($12,000,000.00) (the "Loan"), together with interest thereon at the rate or rates and in the installments and at the times hereinafter provided.

1 .     Definitions.  Whenever used in this Second Replacement
Revolver Note, the following words and phrases shall have the respective meanings ascribed to them below.

     (A)      "Adjusted LIBO Rate" - means the LIBO Rate plus the
Applicable Margin.

     (B) "Adjusted Prime Rate" - means the Prime Rate minus the Applicable Margin.

     (C)     "Applicable Margin" - means, for Prime Rate Tranches
0.75% per annum and for LIBOR Tranches 1.00% per annum.

     (D) "Applicable Treasury Bond Obligation(s)" - means the debt obligation(s) of the United States Treasury having a maturity date(s) nearest in time to the maturity date(s) of the principal being prepaid and the maturity date(s) and yield(s) to maturity of such Applicable Treasury Bond Obligation(s) shall be determined by Bank in its sole discretion on the basis of quotations published in the Wall Street Journal (or comparable source) on the date of prepayment.

     (E) "Assessment Rate" - means, for any elected LIBOR Interest Period for any LIBOR Tranche, the actual rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which premiums for Federal deposit insurance (if any) are then charged during such LIBOR Interest Period to First Union National Bank for Dollar time deposits with the First Union National Bank at its foreign branch.

     (F) "Bank" as defined in the introductory paragraph hereof.


<PAGE 6>

     (G) "Borrower" - as defined in the introductory paragraph hereof.

     (H) "Business Day" - means any day other than a Saturday, Sunday, or other day on which commercial banks in New
Jersey are authorized or required to close under the laws of the State of New Jersey.

     (I)      "Contract Right" - as defined in Section
7 hereof.

     (J) "Default" - means and refers to any event, act or occurrence, which with the passing of time or the giving of notice or both, would constitute an Event of Default as defined in the Loan Agreement.

     (K)     "Default Rate" - as defined in Section 7 hereof.

     (L) "Dollars" and "$" - mean lawful money of the United States of America.

     (M) "Effective Date" - means, for the Prime Rate Tranche, the date on which a Prime Rate Interest Period commences, pursuant to Section 3 hereof, for the LIBOR Tranche, the date Borrower designates as the date on which a LIBOR Interest Period is to commence pursuant to Section 3 hereof.

     (N) "Eurocurrency Reserve Requirement" - means, for any LIBOR Tranche for any LIBOR Interest Period relating thereto, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such LIBOR Interest Period under Regulation D by a member bank of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D) but without benefit of or credit for proration, exemptions, or offsets that might otherwise be available to such member bank from time to time under Regulation D. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained by such member bank against (1) any category of liabilities which includes deposits by reference to which the LIBOR Interest Rate for LIBOR Tranches is to be determined or (2) any category of extension of credit or other assets that include LIBOR Tranches.

     (O) "Event of Default" - shall mean an Event of Default as defined in the Loan Agreement.

     (P) "Interest Period" - means any period during which the Interest Rate is the Adjusted Prime Rate, or any Adjusted
LIBO Rate, as appropriate.

     (Q) "Interest Rate" - means the Adjusted LIBO Rate and the Adjusted Prime Rate, or the Default Rate, as appropriate.


<PAGE 7>

     (R) "LIBOR Interest Period" - for a LIBOR Tranche means a period of time, beginning on an Effective Date, of 30, 60 or 90 days in length, selected by Borrower - by telephone or in writing (and if by telephone, confirmed by Borrower the same day by facsimile), during which the Interest Rate for such LIBOR Tranche is the Adjusted LIBO Rate. If a LIBOR Interest Period would otherwise end on a day that is not a Business Day, such LIBOR Interest Period shall be extended to the next Business Day, unless such Business Day would fall in the next calendar month, in which event such LIBOR Interest Period shall end on the immediately preceding Business Day.

     (S) "LIBO Rate" - means, for each LIBOR Tranche, the rate per annum (rounded upwards, if necessary, to the nearest
1/16th of 1%) determined by Bank according to the following formula:

                 R =    X     + Z
                       ___
                       1-Y

       where   R   =  LIBO Rate
               X   =  London Interbank Offered Rate for such
                      LIBOR Tranche for the applicable LIBOR
                      Interest Period
               Y   =  Eurocurrency Reserve Requirement for
                      such LIBOR Tranche for the applicable
                      LIBOR Interest Period
               Z   -  the Assessment Rate (if applicable).

     (AA) "LIBOR Tranche" - means each portion of the Loan to which an Adjusted LIBO Rate applies.

     (AB) "Loan" - as defined in the introductory paragraph hereof.

     (AC) "Loan Documents" - means this Second Replacement Revolver Note in the principal amount of Twelve Million Dollars ($12,000,000.00), that certain Amendment Number Two to Loan Agreement dated of even date herewith between Borrower and Bank and any and all other documents executed by Borrower in connection with the Loan.

     (AD) "London Business Day" - means any Business Day on which commercial banks, are open for international business
(including dealing in Dollar deposits) in London, England and New
Jersey.

      (AE) "London Interbank Offered Rate" - applicable to any elected LIBOR Interest Period for a LIBOR Tranche means the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) quoted by the principal London branch of First Union National Bank, two London Business Days prior to the first day of such LIBOR Interest Period for the offering to leading banks in the London interbank market of Dollar deposits in immediately available funds for a period, and in an amount, comparable to the LIBOR Interest Period and principal amount of the LIBOR Tranche which shall be made by Bank and/or be outstanding during such LIBOR Interest Period.


<PAGE 8>

     (AF) "Material Adverse Effect" - has the meaning given such term in the Loan Agreement.

     (AG)     "Maturity Date"  - as defined in Section 3 hereof.

     (AH) "Operating Account" - has the meaning given to such term in Section 3 hereof.

      (AI) "Person" - has the meaning given such term in the Loan Agreement.

     (AJ) "Prime Rate" - means for each day, the lending rate set and announced by Bank from time to time for purposes of fixing interest rates on various categories of loans which Bank determines are to be tied to such Prime Rate. The Prime Rate is not necessarily the lowest rate of interest which Bank charges any of its customers.

     (AK) "Prime Rate Interest Period" - for a Prime Rate Tranche, means a period of time beginning with an Effective Date, of 365 days in length, selected by Borrower by telephone or in writing (and if by telephone, confirmed by Borrower the same day by facsimile) during which the Interest Rate for such Prime Rate Tranche is the Adjusted Prime Rate. If the Prime Rate Interest Period would otherwise end on a day that is not a Business Day, such Prime Rate Interest Period shall be extended to the next Business Day, unless such Business Day would fall into the next calendar month, in which event such Prime Rate Interest Period shall end on the immediately preceding day.

     (AL) "Prime Rate Tranche" - means each portion of the Loan to which the Adjusted Prime Rate applies.

     (AM)     "Regulation D" - means Regulation D of the Board of
Governors of the Federal Reserve System as amended or supplemented from time to time.

 2.     Interest Rate.

     (A) The principal sum outstanding from time to time hereunder shall bear interest from the date or dates advanced until the date repaid at a rate equal to the Adjusted Prime Rate.
 The Adjusted Prime Rate shall change simultaneously with each change in the Prime Rate.

     (B) Notwithstanding the foregoing, at any time up to that date which is 90 days prior to the Maturity Date, provided no Event of Default or Default has occurred, Borrower shall have the option to fix the interest rate on portions of the Loan of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) or more, in a minimum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) at the Adjusted LIBO Rate, subject to Bank's ability to secure such funds for such periods.


<PAGE 9>

     (C) Borrower may exercise the option to have portions of the Loan from time to time bear interest at the Adjusted LIBO Rate by giving Bank written notice (which shall be irrevocable), by telephone or in writing, by 10:00 A.M. at least two London Business Days before each proposed LIBOR Tranche, specifying the date and the amount of the proposed LIBOR Tranche and the length of the proposed LIBOR Interest Period. Borrower will confirm any telephonic notice of a proposed LIBOR Tranche the same day by facsimile copy.

     (D) The interest due on the Loan shall be payable as provided in Section 3 below.

3.     Interest and Principal Payments; Maturity Date.

     (A) Prime Rate Loans. Borrower shall pay interest in arrears on the unpaid principal amount of the Prime Rate Tranche, from the date on which the Prime Rate Tranche is created until such principal amount has been repaid in full, or converted to a LIBOR Tranche, as the case may be, (1) every thirty (30) days after the Effective Date of such Prime Rate Tranche and (2) on the Maturity Date, at the Adjusted Prime Rate.

     (B) Conversions to LIBOR Tranches. By notifying Bank at least two (2) London Business Days prior to an Effective Date, Borrower may convert into a LIBOR Tranche all or any part of any Prime Rate Tranche at any time in a minimum principal amount of $200,000.00. At the end of the applicable LIBOR Interest Period, the LIBOR Tranche will convert to a Prime Rate Tranche unless Borrower notifies Bank at least two (2) London Business Days before the end of the existing LIBOR Interest Period that Borrower is electing to continue all or any part of the tranche as a LIBOR Tranche and is selecting a new LIBOR Interest Period.

     (C) Libor Tranches. Borrower shall pay interest in arrears on the unpaid principal amount of each LIBOR Tranche at the Adjusted LIBO Rate for such LIBOR Tranche from the date on which such LIBOR Tranche is created until such principal amount has been paid in full, or converted to a Prime Rate Tranche, as the case may be, (1) every 30 days after the Effective Date of such LIBOR Tranche, and (2) on the Maturity Date at the adjusted LIBO Rate.

     (D)     Principal Repayment.   Borrower shall repay the
outstanding principal balance of the Loan, all accrued and unpaid interest thereon and any other sums then outstanding hereunder or under the Loan Documents on October 31, 2000 (the "Maturity Date"). Notwithstanding the foregoing, any principal amount outstanding hereunder in excess of $6,000,000 on October 31, 1999 shall be repaid on that date.

     (E) Operating Account. Borrower covenants and agrees to maintain an operating account with Bank at all times during which any portion of the Loan remains outstanding (the "Operating Account"). Borrower hereby authorizes Bank to charge the Operating Account for all payments hereunder as they become due. Borrower agrees to keep in the Operating Account sufficient amount to make such payments as and when they come due. Bank's failure to so charge the Operating Account in order to satisfy Borrower's payment obligations hereunder shall not relieve Borrower's obligations to make all such payments. In the event that Borrower shall


<PAGE 10>

fail to maintain a sufficient balance in the Operating Account to satisfy a payment obligation on the date such payment becomes due, Borrower shall continue to be obligated to make such payment and, if such payment is not made by Borrower in some other manner on or before the date such payment becomes due, such failure shall constitute an Event of Default hereunder. All payments received by Bank from Borrower shall be applied in the following order: (a) to the payment of fees and other costs and expenses then due and owing from Borrower, (b) to the payment of accrued and unpaid interest then due, (c) to the payment of any outstanding principal hereunder.

     (F) Interest Calculation. Both before and after any default, interest shall be calculated on the basis of a 360 day year but charged on the basis of the actual number of days elapsed in any calendar year or part thereof.

4.     Prepayments.

     (A) Borrower may prepay the Prime Rate Tranches in whole or in part at any time and from time to time in a minimum amount of Two Hundred Thousand Dollars ($200,000.00).

     (B) Borrower may, at any time, prepay the principal balance of a LIBO Rate Tranche in whole or in part, provided that Borrower simultaneously therewith pays to Bank a prepayment premium equal to the amount, if any, by which (a) the principal being prepaid plus the installments of interest which would have been payable thereon when discounted to a present value at a rate per annum equal to the yield to maturity of the Applicable Treasury Bond Obligation(s) exceed(s) (b) the principal amount being prepaid. Borrower agrees to pay prepayment premium as calculated in the foregoing sentence upon any prepayment of the LIBOR Tranche, whether voluntary, required by Bank in connection with any acceleration of the indebtedness hereunder upon the occurrence of an Event of Default, or as otherwise required under this Second Replacement Revolver Note. A determination of Bank as to the amounts payable pursuant to this Section 4(B) shall be conclusive absent manifest error.

 5. Late Charges. If any installment of principal or interest or both hereunder or other payment required to be made by Borrower under the other Loan Documents is not paid within ten
(10) days after becoming due, Borrower shall pay to Bank on demand a late charge of five percent (5%) of such overdue amount to reimburse Bank for the additional expenses to be incurred as a result of such delinquency, but such late payment fee shall not obligate Bank to accept any overdue payment hereunder nor limit the rights and remedies available to Bank as a result of Borrower's default, as hereinafter provided. The amount of any such late charge not paid promptly following demand shall be deemed outstanding and payable pursuant to this Replacement Revolver Note.

 6.     Event of Default.  An Event of Default shall mean an
Event of Default as defined in the Loan Agreement .

 7. Default Rate. Upon the occurrence of an Event of Default hereunder, the interest rate


<PAGE 11>

otherwise payable hereunder (the "Contract Rate") shall increase immediately and without notice and thereafter shall be payable at a rate of three percent (3%) per annum in excess of the Contract Rate (said higher rate is hereinafter called the "Default Rate"), until the Event of Default has been cured, or in the event the principal of this Second Replacement Revolver Note has been accelerated, until this Second Replacement Revolver Note is paid in full, including the period following entry of any judgment on or relating to this Second Replacement Revolver Note or the other Loan Documents. Interest on any such judgment shall accrue and be payable at the Default Rate, and not at the statutory rate of interest, after judgment, any execution thereon, and until actual receipt by the holder of payment in full of this Second Replacement Revolver Note and said judgment. Interest at the Default Rate shall be collectible as part of any judgment hereunder and shall be secured by the other Loan Documents.

 8. Remedies. Upon the occurrence of an Event of Default, the Bank shall be entitled to exercise all remedies available to it under the terms of the Loan Agreement.

9. Accounts. Borrower hereby covenants and agrees that while the Loan is outstanding it will maintain all of its bank accounts with Bank.

10.     Waivers by Borrower, Cumulative Remedies.

     (A) Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest and protest of this Second Replacement Revolver Note. The Borrower hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by the Bank with respect to the payment or other provisions of this Second Replacement Revolver Note, and agrees that additional obligors may become parties hereto without notice to the Borrower without affecting the Borrower's liability hereunder.

     (B) Borrower hereby waives-the benefit of any laws which now or hereinafter might otherwise authorize the stay of any execution to be issued on any judgment covered on this Second Replacement Revolver Note. Borrower hereby waives its right to trial by jury in connection with a portion of this Second Replacement Revolver Note or under the loan agreement or any other document executed in connection with this Loan and any legal proceeding arising hereunder or thereunder.

     (C) No failure or delay on the part of the Bank in exercising any right, power or privilege under this Second Replacement Revolver Note and no course of dealing between the Borrower and the Bank shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege that the Bank would otherwise have. No notice to, or demand on, the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances would constitute a waiver of the right of the Bank to any other or further action and any circumstances without notice or demand.

11. Costs and Expenses. The Borrower agrees, in accordance with the terms of the Loan


<PAGE 12>
Agreement, to pay all costs and expenses of the Bank incurred in order to enforce any remedy available to the Bank under this Second Replacement Revolver Note, the Loan Agreement or any Loan
Document.

12. Reimbursement to Bank for Increased Costs Due to Capital Adequacy Requirements. If after the date hereof any change in law or regulation or the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, applicable from time to time now or after the date hereof to banks in general, shall (A) impose, modify, deem applicable or result in the application of any capital maintenance, capital ratio or similar requirements against loan commitments or other facilities made by Bank and the result thereof shall be to impose upon Bank a fee or a requirement to increase any capital requirement applicable as a result of the making or maintenance of the Loan (which imposition of or increase in capital requirements may be determined by Bank's reasonable allocation of the aggregate of such capital impositions or increases), or (B) subject Bank to any tax, duty or other charge with respect to the Loan, the Second Replacement Revolver Note, or change the basis of taxation of payments to Bank of the principal of or interest on the Loan or any other amounts due under this Agreement, in respect of the Loan (except for changes in the rate of tax on the overall net income of Bank imposed by any jurisdiction in which Bank is obligated to pay taxes), then, upon demand by Bank, Borrower shall immediately pay to Bank from time to time as specified by Bank, such additional amounts or fees which shall be sufficient to compensate Bank for such impositions of or increases in capital requirements or taxes from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Default Rate with respect to amounts or fees not paid when due. Upon the occurrence of any event referred to above, a certificate setting forth- in reasonable detail the amounts necessary to compensate Bank as a result of an imposition of or increase in capital requirements or taxes submitted by Bank to Borrower shall be conclusive, absent manifest error or bad faith, as to the amount thereof.

13.     Special Provisions of LIBOR Tranches.

     (A) Unavailability of Funds and Indeterminate Interest Rates. If on or before the date Bank is to make any LIBOR Tranche or on or before any Effective Date (1) Bank determines in good faith that it is unable to obtain funds at the LIBO Rate for the elected Interest Period for any reason, including, but not limited to the unavailability of funds at such rate, any change in existing law, any new law, the length of such Interest Period, or otherwise or (2) Bank determines in good faith that no adequate means exists to determine the LIBO Rate for such Interest Period, then, at Bank's option, Borrower shall be deemed to have requested a Prime Rate Tranche or shall be required to elect an Interest Period of a length for which Bank may obtain funds at the rate the adjustment of which determines the LIBO Rate.

     (B) Changes Affecting Ability to Maintain Funds. If, during any Interest Period, any change in existing law, any new law, or any other factor beyond the control of Bank prevents Bank in its good faith determination from maintaining funds at the rate the adjustment of which


<PAGE 13>

determines the LIBO Rate for such Interest Period and requires Bank to cease so maintaining funds actually so maintained prior to termination of such Interest Period, then on the date of such required cessation, Borrower shall be required to specify a different Interest Rate for such Interest Period or, in the alternative, to elect an Interest Period of a length for which Bank may maintain funds at the rate the adjustment of which determines the LIBO Rate. In addition, within five days after Bank notifies Borrower of such required conversion, Borrower shall reimburse Bank for any loss or expense Bank has certified in writing to Borrower that Bank has incurred as a result of any such required cessation.

14.     Interest Limitation; Severability.

     (A) Nothing herein contained nor any transaction related hereto shall be construed or shall operate either presently or prospectively to require Borrower to pay interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate. Any interest paid in excess of the lawful rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding hereunder, in which event any applicable prepayment premium shall be waived with respect to the amount so prepaid, and shall be applied in such order as Bank may determine. If the excessive amount of interest paid exceeds the sums outstanding hereunder, the portion exceeding the said sums outstanding hereunder shall be refunded in cash by Bank. Any such crediting or refund shall not cure or waive any default by Borrower hereunder or under the other Loan Documents. Borrower agrees, however, that in determining whether or not any interest payable hereunder exceeds the highest rate permitted by law, any non-principal amount (except payments specifically stated herein to be "interest"), including, without limitation, late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

     (B) In the event that for any reason one or more of the provisions of this Second Replacement Revolver Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall, to such extent, be held for naught as though not herein contained but shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Replacement Revolver Note, but this Second Replacement Revolver Note shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

15. Notices. All notices, requests, demands or other communications to or upon the Borrower or the Bank shall be deemed to have been given or made when hand delivered or deposited in the mail by certified mail, return receipt requested, postage prepaid, addressed to the Borrower or the Bank, as the case may be, at their respective addresses indicated herein or at such other addresses as the Borrower or the Bank may hereafter specify in writing to the other, except that any communication with respect to a change of address shall be deemed to be given or made when received by the Borrower or the Bank to whom such communication was sent.


<PAGE 14>

16.     Successors and Assigns. This Second Replacement Revolver
Note is binding upon the Borrower and its successors and assigns except that Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein.

17. Amendment. This Second Replacement Revolver Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

18. Governing Law. This Second Replacement Revolver Note has been executed and delivered in the State of New Jersey and shall be construed and enforced in accordance with the laws of the State of New Jersey.

19. Captions. The captions or headings of the sections in this Second Replacement Revolver Note are for convenience only and shall not control or effect the meaning or construction of any term or provision of this Second Replacement Revolver Note.

     IN WITNESS WHEREOF, the Borrower has executed this Second
Replacement Revolver Note as of the date and year first above written.

ATTEST:                          DATARAM CORPORATION,
                                 a New Jersey corporation


By:__________________________    By:__________________________
   __________________________       __________________________
Print Name and Title             Print Name and Title







<PAGE 15>

                SCHEDULE TO SECOND REPLACEMENT REVOLVER NOTE


                                     Unpaid
            Principal
                       Amount of     Balance of     Name of
           Amount of   Principal     Revolving      Person Making
Date       Loan        Prepaid       Credit Note    Notation
_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________





<PAGE 1>

                              SECOND
                           REPLACEMENT
                          REVOLVER NOTE


$12,000,000.00                              Princeton, New Jersey
                                            October 26, 1996


     FOR VALUE RECEIVED, DATARAM CORPORATION, a New Jersey corporation, having an address at Route 571, Princeton Road, West Windsor Township, New Jersey 08543 ("Borrower") , promises to pay to the order of FIRST UNION NATIONAL BANK, successor by merger to NEW JERSEY NATIONAL BANK, a national banking association, having its principal office at 360 Scotch Road, West Trenton, NJ 08628 ("Bank"), at its offices or at such other address as may hereafter be specified by Bank, in lawful money of the United States of America, the principal sum of TWELVE MILLION DOLLARS ($12,000,000.00) (the "Loan"), together with interest thereon at the rate or rates and in the installments and at the times hereinafter provided.

1.   Definitions.  Whenever used in this Second Replacement
Revolver Note, the following words and phrases shall have the respective meanings ascribed to them below.

     (A)  "Adjusted LIBO Rate" - means the LIBO Rate plus the
Applicable Margin.

     (B)  "Adjusted Prime Rate" - means the Prime Rate minus the
Applicable Margin.

     (C)  "Applicable Margin" - means, for Prime Rate Tranches
0.75% per annum and for LIBOR Tranches 1.00% per annum.

     (D) "Applicable Treasury Bond Obligation(s)" - means the debt obligation(s) of the United States Treasury having a maturity date(s) nearest in time to the maturity date(s) of the principal being prepaid and the maturity date(s) and yield(s) to maturity of such Applicable Treasury Bond Obligation(s) shall be determined by Bank in its sole discretion on the basis of quotations published in the Wall Street Journal (or comparable source) on the date of prepayment.

     (E) "Assessment Rate" - means, for any elected LIBOR Interest Period for any LIBOR Tranche, the actual rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which premiums for Federal deposit insurance (if any) are then charged during such LIBOR Interest Period to First Union National Bank for Dollar time deposits with the First Union National Bank at its foreign branch.

     (F)  "Bank" as defined in the introductory paragraph hereof.

     (G) "Borrower" - as defined in the introductory paragraph hereof.


<PAGE 2>

     (H) "Business Day" - means any day other than a Saturday, Sunday, or other day on which commercial banks in New Jersey are authorized or required to close under the laws of the State of New Jersey.

     (I) "Contract Right" - as defined in Section 7 hereof.

     (J) "Default" - means and refers to any event, act or occurrence, which with the passing of time or the giving of notice or both, would constitute an Event of Default as defined in the Loan Agreement.

     (K)  "Default Rate" - as defined in Section 7 hereof.

     (L)    "Dollars" and "$" - mean lawful money of the United
States of America.

     (M) "Effective Date" - means, for the Prime Rate Tranche, the date on which a Prime Rate Interest Period commences, pursuant to Section 3 hereof, for the LIBOR Tranche, the date
Borrower designates as the date on which a LIBOR Interest Period is to commence pursuant to Section 3 hereof.

     (N) "Eurocurrency Reserve Requirement" - means, for any LIBOR Tranche for any LIBOR Interest Period relating thereto, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such LIBOR Interest Period under Regulation D by a member bank of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D) but without benefit of or credit for proration, exemptions, or offsets that might otherwise be available to such member bank from time to time under Regulation D. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained by such member bank against (1) any category of liabilities which includes deposits by reference to which the LIBOR Interest Rate for LIBOR Tranches is to be determined or (2) any category of extension of credit or other assets that include LIBOR Tranches.

     (O) "Event of Default" - shall mean an Event of Default as defined in the Loan Agreement.

     (P) "Interest Period" - means any period during which the Interest Rate is the Adjusted Prime Rate, or any Adjusted LIBO
Rate, as appropriate.

     (Q)  "Interest Rate" - means the Adjusted LIBO Rate and the
Adjusted Prime Rate, or the Default Rate, as appropriate.

     (R) "LIBOR Interest Period" - for a LIBOR Tranche means a period of time, beginning on an Effective Date, of 30, 60 or 90 days in length, selected by Borrower - by


<PAGE 3>

telephone or in writing (and if by telephone, confirmed by Borrower the same day by facsimile), during which the Interest Rate for such LIBOR Tranche is the Adjusted LIBO Rate. If a LIBOR Interest Period would otherwise end on a day that is not a Business Day, such LIBOR Interest Period shall be extended to the next Business Day, unless such Business Day would fall in the next calendar month, in which event such LIBOR Interest Period shall end on the immediately preceding Business Day.

     (S) "LIBO Rate" - means, for each LIBOR Tranche, the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) determined by Bank according to the following formula:

                        R =    X     + Z
                             _____
                             1-Y

                where   R  =  LIBO Rate
                        X  =  London Interbank Offered Rate for
                              such LIBOR Tranche for the
                              applicable LIBOR Interest Period
                        Y =   Eurocurrency Reserve Requirement
                              for such LIBOR Tranche for the
                              applicable LIBOR Interest Period
                        Z -   the Assessment Rate (if
                              applicable).

     (AA) "LIBOR Tranche" - means each portion of the Loan to which an Adjusted LIBO Rate applies.

     (AB) "Loan" - as defined in the introductory paragraph hereof.

     (AC) "Loan Documents" - means this Second Replacement Revolver Note in the principal amount of Twelve Million Dollars ($12,000,000.00), that certain Amendment Number Two to Loan Agreement dated of even date herewith between Borrower and Bank and any and all other documents executed by Borrower in connection with the Loan.

     (AD) "London Business Day" - means any Business Day on which commercial banks, are open for international business
(including dealing in Dollar deposits) in London, England and New
Jersey.

     (AE) "London Interbank Offered Rate" - applicable to any elected LIBOR Interest Period for a LIBOR Tranche means the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) quoted by the principal London branch of First Union National Bank, two London Business Days prior to the first day of such LIBOR Interest Period for the offering to leading banks in the London interbank market of Dollar deposits in immediately available funds for a period, and in an amount, comparable to the LIBOR Interest Period and principal amount of the LIBOR Tranche which shall be made by Bank and/or be outstanding during such LIBOR Interest Period.

     (AF) "Material Adverse Effect" - has the meaning given such term in the Loan Agreement.


<PAGE 4>

     (AG)  "Maturity Date"  - as defined in Section 3 hereof.

     (AH) "Operating Account" - has the meaning given to such term in Section 3 hereof.

     (AI)  "Person" - has the meaning given such term in the Loan
Agreement.

     (AJ) "Prime Rate" - means for each day, the lending rate set and announced by Bank from time to time for purposes of fixing interest rates on various categories of loans which Bank determines are to be tied to such Prime Rate. The Prime Rate is not necessarily the lowest rate of interest which Bank charges any of its customers.

     (AK) "Prime Rate Interest Period" - for a Prime Rate Tranche, means a period of time beginning with an Effective Date, of 365 days in length, selected by Borrower by telephone or in writing (and if by telephone, confirmed by Borrower the same day by facsimile) during which the Interest Rate for such Prime Rate Tranche is the Adjusted Prime Rate. If the Prime Rate Interest Period would otherwise end on a day that is not a Business Day, such Prime Rate Interest Period shall be extended to the next Business Day, unless such Business Day would fall into the next calendar month, in which event such Prime Rate Interest Period shall end on the immediately preceding day.

     (AL) "Prime Rate Tranche" - means each portion of the Loan to which the Adjusted Prime Rate applies.

     (AM)  "Regulation D" - means Regulation D of the Board of
Governors of the Federal Reserve System as amended or supplemented from time to time.

 2.     Interest Rate.

     (A) The principal sum outstanding from time to time hereunder shall bear interest from the date or dates advanced until the date repaid at a rate equal to the Adjusted Prime Rate.
 The Adjusted Prime Rate shall change simultaneously with each change in the Prime Rate.

     (B) Notwithstanding the foregoing, at any time up to that date which is 90 days prior to the Maturity Date, provided no Event of Default or Default has occurred, Borrower shall have the option to fix the interest rate on portions of the Loan of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) or more, in a minimum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) at the Adjusted LIBO Rate, subject to Bank's ability to secure such funds for such periods.

     (C) Borrower may exercise the option to have portions of the Loan from time to time bear interest at the Adjusted LIBO Rate by giving Bank written notice (which shall be irrevocable), by telephone or in writing, by 10:00 A.M. at least two London Business Days before each proposed LIBOR Tranche, specifying the date and the amount of the proposed


<PAGE 5>

LIBOR Tranche and the length of the proposed LIBOR Interest
Period. Borrower will confirm any telephonic notice of a proposed LIBOR Tranche the same day by facsimile copy.

     (D) The interest due on the Loan shall be payable as provided in Section 3 below.

3.     Interest and Principal Payments; Maturity Date.

     (A) Prime Rate Loans. Borrower shall pay interest in arrears on the unpaid principal amount of the Prime Rate Tranche, from the date on which the Prime Rate Tranche is created until such principal amount has been repaid in full, or converted to a LIBOR Tranche, as the case may be, (1) every thirty (30) days after the Effective Date of such Prime Rate Tranche and (2) on the Maturity Date, at the Adjusted Prime Rate.

     (B) Conversions to LIBOR Tranches. By notifying Bank at least two (2) London Business Days prior to an Effective Date, Borrower may convert into a LIBOR Tranche all or any part of any Prime Rate Tranche at any time in a minimum principal amount of $200,000.00. At the end of the applicable LIBOR Interest Period, the LIBOR Tranche will convert to a Prime Rate Tranche unless Borrower notifies Bank at least two (2) London Business Days before the end of the existing LIBOR Interest Period that Borrower is electing to continue all or any part of the tranche as a LIBOR Tranche and is selecting a new LIBOR Interest Period.

     (C) Libor Tranches. Borrower shall pay interest in arrears on the unpaid principal amount of each LIBOR Tranche at the Adjusted LIBO Rate for such LIBOR Tranche from the date on which such LIBOR Tranche is created until such principal amount has been paid in full, or converted to a Prime Rate Tranche, as the case may be, (1) every 30 days after the Effective Date of such LIBOR Tranche, and (2) on the Maturity Date at the adjusted LIBO Rate.

     (D)  Principal Repayment.   Borrower shall repay the
outstanding principal balance of the Loan, all accrued and unpaid interest thereon and any other sums then outstanding hereunder or under the Loan Documents on October 31, 2000 (the "Maturity Date"). Notwithstanding the foregoing, any principal amount outstanding hereunder in excess of $6,000,000 on October 31, 1999 shall be repaid on that date.

     (E) Operating Account. Borrower covenants and agrees to maintain an operating account with Bank at all times during which any portion of the Loan remains outstanding (the "Operating Account"). Borrower hereby authorizes Bank to charge the Operating Account for all payments hereunder as they become due.
 Borrower agrees to keep in the Operating Account sufficient amount to make such payments as and when they come due. Bank's failure to so charge the Operating Account in order to satisfy Borrower's payment obligations hereunder shall not relieve Borrower's obligations to make all such payments. In the event that Borrower shall fail to maintain a sufficient balance in the Operating Account to satisfy a payment obligation on the date such payment becomes due, Borrower shall continue to be obligated to make such payment and, if such payment is not made by Borrower in some other manner on or before the date such payment becomes due, such failure shall constitute an Event of Default hereunder.
 All


<PAGE 6>

payments received by Bank from Borrower shall be applied in the following order: (a) to the payment of fees and other costs and expenses then due and owing from Borrower, (b) to the payment of accrued and unpaid interest then due, (c) to the payment of any outstanding principal hereunder.

     (F) Interest Calculation. Both before and after any default, interest shall be calculated on the basis of a 360 day year but charged on the basis of the actual number of days elapsed in any calendar year or part thereof.

4.     Prepayments.

     (A) Borrower may prepay the Prime Rate Tranches in whole or in part at any time and from time to time in a minimum amount of Two Hundred Thousand Dollars ($200,000.00).

     (B) Borrower may, at any time, prepay the principal balance of a LIBO Rate Tranche in whole or in part, provided that Borrower simultaneously therewith pays to Bank a prepayment premium equal to the amount, if any, by which (a) the principal being prepaid plus the installments of interest which would have been payable thereon when discounted to a present value at a rate per annum equal to the yield to maturity of the Applicable Treasury Bond Obligation(s) exceed(s) (b) the principal amount being prepaid. Borrower agrees to pay prepayment premium as calculated in the foregoing sentence upon any prepayment of the LIBOR Tranche, whether voluntary, required by Bank in connection with any acceleration of the indebtedness hereunder upon the occurrence of an Event of Default, or as otherwise required under this Second Replacement Revolver Note. A determination of Bank as to the amounts payable pursuant to this Section 4(B) shall be conclusive absent manifest error.

 5. Late Charges. If any installment of principal or interest or both hereunder or other payment required to be made by Borrower under the other Loan Documents is not paid within ten
(10) days after becoming due, Borrower shall pay to Bank on demand a late charge of five percent (5%) of such overdue amount to reimburse Bank for the additional expenses to be incurred as a result of such delinquency, but such late payment fee shall not obligate Bank to accept any overdue payment hereunder nor limit the rights and remedies available to Bank as a result of Borrower's default, as hereinafter provided. The amount of any such late charge not paid promptly following demand shall be deemed outstanding and payable pursuant to this Replacement Revolver Note.

6. Event of Default. An Event of Default shall mean an Event of Default as defined in the Loan Agreement .

7. Default Rate. Upon the occurrence of an Event of Default hereunder, the interest rate otherwise payable hereunder (the "Contract Rate") shall increase immediately and without notice and thereafter shall be payable at a rate of three percent (3%) per annum in excess of the Contract Rate (said higher rate is hereinafter called the "Default Rate"), until the Event of Default has been cured, or in the event the principal of this Second Replacement Revolver Note has been


<PAGE 7>

accelerated, until this Second Replacement Revolver Note is paid in full, including the period following entry of any judgment on or relating to this Second Replacement Revolver Note or the other Loan Documents. Interest on any such judgment shall accrue and be payable at the Default Rate, and not at the statutory rate of interest, after judgment, any execution thereon, and until actual receipt by the holder of payment in full of this Second Replacement Revolver Note and said judgment. Interest at the Default Rate shall be collectible as part of any judgment hereunder and shall be secured by the other Loan Documents.

8. Remedies. Upon the occurrence of an Event of Default, the Bank shall be entitled to exercise all remedies available to it under the terms of the Loan Agreement.

9. Accounts. Borrower hereby covenants and agrees that while the Loan is outstanding it will maintain all of its bank accounts with Bank.

10.     Waivers by Borrower, Cumulative Remedies.

     (A) Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest and protest of this Second Replacement Revolver Note. The Borrower hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by the Bank with respect to the payment or other provisions of this Second Replacement Revolver Note, and agrees that additional obligors may become parties hereto without notice to the Borrower without affecting the Borrower's liability hereunder.

     (B) Borrower hereby waives-the benefit of any laws which now or hereinafter might otherwise authorize the stay of any execution to be issued on any judgment covered on this Second Replacement Revolver Note. Borrower hereby waives its right to trial by jury in connection with a portion of this Second Replacement Revolver Note or under the loan agreement or any other document executed in connection with this Loan and any legal proceeding arising hereunder or thereunder.

     (C) No failure or delay on the part of the Bank in exercising any right, power or privilege under this Second Replacement Revolver Note and no course of dealing between the Borrower and the Bank shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege that the Bank would otherwise have. No notice to, or demand on, the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances would constitute a waiver of the right of the Bank to any other or further action and any circumstances without notice or demand.

11. Costs and Expenses. The Borrower agrees, in accordance with the terms of the Loan Agreement, to pay all costs and expenses of the Bank incurred in order to enforce any remedy available to the Bank under this Second Replacement Revolver Note, the Loan Agreement or any Loan Document.


<PAGE 8>

12. Reimbursement to Bank for Increased Costs Due to Capital Adequacy Requirements. If after the date hereof any change in law or regulation or the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, applicable from time to time now or after the date hereof to banks in general, shall (A) impose, modify, deem applicable or result in the application of any capital maintenance, capital ratio or similar requirements against loan commitments or other facilities made by Bank and the result thereof shall be to impose upon Bank a fee or a requirement to increase any capital requirement applicable as a result of the making or maintenance of the Loan (which imposition of or increase in capital requirements may be determined by Bank's reasonable allocation of the aggregate of such capital impositions or increases), or (B) subject Bank to any tax, duty or other charge with respect to the Loan, the Second Replacement Revolver Note, or change the basis of taxation of payments to Bank of the principal of or interest on the Loan or any other amounts due under this Agreement, in respect of the Loan (except for changes in the rate of tax on the overall net income of Bank imposed by any jurisdiction in which Bank is obligated to pay taxes), then, upon demand by Bank, Borrower shall immediately pay to Bank from time to time as specified by Bank, such additional amounts or fees which shall be sufficient to compensate Bank for such impositions of or increases in capital requirements or taxes from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Default Rate with respect to amounts or fees not paid when due. Upon the occurrence of any event referred to above, a certificate setting forth- in reasonable detail the amounts necessary to compensate Bank as a result of an imposition of or increase in capital requirements or taxes submitted by Bank to Borrower shall be conclusive, absent manifest error or bad faith, as to the amount thereof.

13.     Special Provisions of LIBOR Tranches.

     (A) Unavailability of Funds and Indeterminate Interest Rates. If on or before the date Bank is to make any LIBOR Tranche or on or before any Effective Date (1) Bank determines in good faith that it is unable to obtain funds at the LIBO Rate for the elected Interest Period for any reason, including, but not limited to the unavailability of funds at such rate, any change in existing law, any new law, the length of such Interest Period, or otherwise or (2) Bank determines in good faith that no adequate means exists to determine the LIBO Rate for such Interest Period, then, at Bank's option, Borrower shall be deemed to have requested a Prime Rate Tranche or shall be required to elect an Interest Period of a length for which Bank may obtain funds at the rate the adjustment of which determines the LIBO Rate.

     (B) Changes Affecting Ability to Maintain Funds. If, during any Interest Period, any change in existing law, any new law, or any other factor beyond the control of Bank prevents Bank in its good faith determination from maintaining funds at the rate the adjustment of which determines the LIBO Rate for such Interest Period and requires Bank to cease so maintaining funds actually so maintained prior to termination of such Interest Period, then on the date of such required cessation, Borrower shall be required to specify a different Interest Rate for such Interest Period or, in the alternative, to elect an Interest Period of a length for which Bank may


<PAGE 9>

maintain funds at the rate the adjustment of which determines the LIBO Rate. In addition, within five days after Bank notifies Borrower of such required conversion, Borrower shall reimburse Bank for any loss or expense Bank has certified in writing to Borrower that Bank has incurred as a result of any such required cessation.

14.     Interest Limitation; Severability.

     (A) Nothing herein contained nor any transaction related hereto shall be construed or shall operate either presently or prospectively to require Borrower to pay interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate. Any interest paid in excess of the lawful rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding hereunder, in which event any applicable prepayment premium shall be waived with respect to the amount so prepaid, and shall be applied in such order as Bank may determine. If the excessive amount of interest paid exceeds the sums outstanding hereunder, the portion exceeding the said sums outstanding hereunder shall be refunded in cash by Bank. Any such crediting or refund shall not cure or waive any default by Borrower hereunder or under the other Loan Documents. Borrower agrees, however, that in determining whether or not any interest payable hereunder exceeds the highest rate permitted by law, any non-principal amount (except payments specifically stated herein to be "interest"), including, without limitation, late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

     (B) In the event that for any reason one or more of the provisions of this Second Replacement Revolver Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall, to such extent, be held for naught as though not herein contained but shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Replacement Revolver Note, but this Second Replacement Revolver Note shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

15. Notices. All notices, requests, demands or other communications to or upon the Borrower or the Bank shall be deemed to have been given or made when hand delivered or deposited in the mail by certified mail, return receipt requested, postage prepaid, addressed to the Borrower or the Bank, as the case may be, at their respective addresses indicated herein or at such other addresses as the Borrower or the Bank may hereafter specify in writing to the other, except that any communication with respect to a change of address shall be deemed to be given or made when received by the Borrower or the Bank to whom such communication was sent.

16.     Successors and Assigns. This Second Replacement Revolver
Note is binding upon the Borrower and its successors and assigns except that Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein.


<PAGE 10>

17. Amendment. This Second Replacement Revolver Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

18. Governing Law. This Second Replacement Revolver Note has been executed and delivered in the State of New Jersey and shall be construed and enforced in accordance with the laws of the State of New Jersey.

19. Captions. The captions or headings of the sections in this Second Replacement Revolver Note are for convenience only and shall not control or effect the meaning or construction of any term or provision of this Second Replacement Revolver Note.

     IN WITNESS WHEREOF, the Borrower has executed this Second
Replacement Revolver Note as of the date and year first above written.


ATTEST:                           DATARAM CORPORATION,
                                  a New Jersey corporation

By:__________________________     By:____________________________
   __________________________        ____________________________
   Print Name and Title                Print Name and Title






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                SCHEDULE TO SECOND REPLACEMENT REVOLVER NOTE


                                     Unpaid
            Principal
                       Amount of     Balance of     Name of
           Amount of   Principal     Revolving      Person Making
Date       Loan        Prepaid       Credit Note    Notation
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